UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2018

Entia Biosciences, Inc.

 (Exact name of registrant as specified in charter)

Commission File Number:   000-52864

Nevada	26-0561199
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

13565 SW Tualatin-Sherwood Road, Suite 800 Sherwood, Oregon	97140
(Address of principal executive offices)	(Zip Code)

(971) 228-0709
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On September 6, 2018, we paid $38,368 against a judgment that had been entered against Entia Biosciences, Inc. (“Entia”), pursuant to a previously disclosed lawsuit filed against us by “Elite Business Development Services LLC,” (“Elite”), an Oregon limited liability company. Elite was formed by and apparently owned by a former Entia employee, Devin Andres. The $38,368 paid against this judgment was to cover attorney fees incurred by Elite and various costs related to the judgment. We expect that a Satisfaction of Judgment for payment in full will be entered in due course.

As previously disclosed, for the sum of $1.00, Elite had arranged to become an assignee of a $50,000 note held by Mark Wolf. Although we disputed the ownership of the note due to a prior agreement between Entia and Wolf, the court ruled in favor of Elite, and initially entered a judgment in the amount of $86,349 plus interest. That judgment was paid in full by us on April 19, 2018 and a Satisfaction of Judgment was duly entered.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as the timing of payments under the Settlement Agreement. Forward-looking information is based on management's estimates, assumptions and projections, and is subject to significant uncertainties and other factors, many of which are beyond Entia’s control. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTIA BIOSCIENCES, INC.
(Registrant)

Date: September 7, 2018	By:	/s/ Timothy A. Timmins
Timothy A. Timmins
President and CEO